UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 3

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2011

Motricity, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34781	20-1059798
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

601 108th Avenue Northeast

Suite 800

Bellevue, WA 98004

(Address of Principal Executive Offices, including Zip Code)

(425) 957-6200

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 14, 2011, Motricity, Inc. (“Motricity” or “we”) filed a Current Report on Form 8-K (the “Initial 8-K”) reporting the acquisition of substantially all of the assets of Adenyo Inc. a company incorporated in Canada (“Adenyo”) and its subsidiaries on April 14, 2011. Adenyo was incorporated to effect a plan of reorganization of Silverback Media Plc (“Silverback”) a holding company incorporated and domiciled in the United Kingdom. Under this plan, which was effected in 2010, each ordinary share, warrant and option of Silverback was exchanged for a common share, warrant and option of Adenyo.

On June 24, 2011, we filed on a Form 8-K/A the Audited Consolidated Financial Statements of Adenyo as of December 31, 2009 and 2010 and for the years then ended and accompanying notes thereto (the “Adenyo Financial Statements”) and Unaudited Pro Forma Condensed Combined Financial Statements as of December 31, 2010 and for the year then ended and accompanying notes thereto. The Adenyo Financial Statements included the audit report of Moore Stephens LLP for the consolidated financial statements of Silverback and its subsidiaries as of December 31, 2009 and for the year then ended and the accompanying notes thereto. The audit report of Moore Stephens LLP was issued under International Financial Reporting Standards as issued by the International Accounting Standards Board.

On December 2, 2011, we filed a second amendment to the Initial 8-K to provide the consolidated financial statements of Silverback and its subsidiaries as of December 31, 2009 and for the year then ended and the accompanying notes thereto audited by MSPC, Certified Public Accountants and Advisors, A Professional Corporation (“MSPC”) in accordance with the standards of the Public Company Accounting Oversight Board (United States). With such amendment, the Company voluntarily provided 2008 financial information as supplemental data. We are filing this Amendment No. 3 to the Initial 8-K in order to re-file the Adenyo Financial Statements as of December 31, 2009 and 2010 as filed with the June 24, 2011 Form 8-K/A with an updated audit report covering 2009, issued in accordance with the standards of the Public Company Accounting Oversight Board (United States).

Item 9.01 Financial Statements and Exhibits.

The audited consolidated financial statements of Adenyo Inc. as of December 31, 2009 and 2010 and for the years ended December 31, 2009 and 2010 and accompanying notes are included as Exhibit 99.1 hereto and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The following Unaudited Pro Forma Condensed Combined Financial Statements required pursuant to Item 9.01(b) of Form 8-K are included as Exhibit 99.2 hereto and are incorporated herein by reference:

(i)	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2010

(ii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2010

(iii)	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

(d)	Exhibits

Exhibit No.	Description

2.1	Arrangement Agreement. (1)

23.1	Consent of Independent Auditors. (2)

23.2	Consent of Independent Auditors. (2)

99.1	Audited Consolidated Financial Statements of Adenyo Inc. as of December 31, 2009 and 2010 and for the years ended December 31, 2009 and 2010 and accompanying notes thereto. (2)

99.2	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the year ended December 31, 2010 and accompanying notes thereto. (2)

(1)	Previously filed as Exhibit 2.1 of the Company’s Current Report on Form 8-K, filed on March 18, 2011, and incorporated herein by reference.
(2)	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTRICITY, INC. (Registrant)

January 20, 2012	By:	/s/ James R. Smith, Jr.
(Date)		James R. Smith, Jr. Interim Chief Executive Officer